EXHIBIT 10.1

                        NATIONAL COMPUTER SYSTEMS, INC.
                        1990 EMPLOYEE STOCK OPTION PLAN
                         (As Amended in 1993 and 1995)


1.       Objectives of Plan.

         This 1990 Employee Stock Option Plan (the "Plan") has been adopted by and subsequently amended by the Board of Directors of National Computer Systems, Inc., a Minnesota corporation (herein called the "Company"), to secure the advantages of stock ownership on the part of its present and future key employees, including salaried officers and directors, and including salaried officers and directors of any one or more subsidiary corporations wholly-owned by it (herein called "related companies"), to provide incentives for such individuals to remain with the Company or related companies and to devote their energies to strengthen and maintain the continued success of the Company through stock ownership. Options granted under this Plan may be either incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not qualify as Incentive Stock Options.

2.       Administration of Plan.

         (A) The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee shall be composed of not less than such number of directors as shall be required to permit the Plan to qualify under Section 16b-3 ("Section 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Each member of the Committee shall be a "disinterested person" with respect to the Plan within the meaning of Section 16b-3 and shall be an "outside director" within the meaning of Section 162 (m) of the Internal Revenue Code of 1986, as amended (the "Code").

         (B) Subject to the provisions of the Plan, the Committee shall have authority, in its discretion:

               (1) To construe and interpret the Plan and all options granted hereunder, and to determine the terms and provisions (and amendments thereof) of the options granted under the Plan (which need not be identical).

               (2) To determine individuals to whom and the time or times at which options shall be granted, the number of shares to be subject to each option, the option price, and the duration of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan.

               (3) To adopt, amend and rescind rules and regulations relating to administration of the Plan and make all determinations necessary or advisable for the administration of the Plan, which shall be binding and conclusive on all participants in the Plan and on their legal representatives and beneficiaries.

               (4) To accelerate the time at which all or any part of an option may be exercised.

               (5) To determine which options (that are not Incentive Stock Options), whether granted before or after the date of adoption or any amendments to this Plan, shall be deemed to be stock options governed by and subject to the terms and conditions of this Plan.

3.       Participants.

         Options may be granted under the Plan to such key full or part time executive, administrative, supervisory, technical, or professional employees (including salaried officers and directors) of the Company, or of subsidiaries of the Company, including subsidiaries which become such after adoption of the Plan, in such amounts as shall be determined from time to time by the Committee.

         In determining the persons to whom options shall be granted and the number of shares subject to each option, the Committee may take into account the nature of services rendered by the proposed grantees, their past, present and potential contributions to the success of the Company, and such other factors as the Committee in its discretion shall deem relevant. A person who has been granted an option under this Plan may be granted an additional option or options under the Plan if the Committee shall so determine; provided, however, that to the extent that the aggregate fair market value, determined at the time an Incentive Stock Option is granted, of the stock with respect to which all Incentive Stock Options owned by a Participant are exercisable for the first time by such optionee during any calendar year under all plans of the employer corporation and its parent and subsidiary corporations exceeds $100,000, such options shall be treated as options that do not qualify as Incentive Stock Options.

4.       Number of Shares Available for Options.

         Under this Plan, options may be granted for shares of the Company's Common Stock, $.03 par value. The Common Stock subject to options shall be either authorized but unissued shares or shares reacquired by the Company. Subject to the provisions of paragraph 5 hereof, the number of shares of Common Stock that may be made the subject of options shall not exceed the aggregate of 700,000 shares. In the event that any outstanding option under the Plan for any reason expires or is terminated unexercised, the common shares allocable to the unexercised portion of such option may again be subject to an option under the Plan.

5.       Adjustments.

         If there shall be any change in the Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the capitalization or corporate structure of the Company, the Committee shall make appropriate adjustments in the Plan and any options outstanding under the Plan. Such adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan and such changes in the number of shares and the price per share subject to outstanding options as are necessary in order to prevent dilution or enlargement of option rights.

6.       Term of Plan.

         No option shall be granted pursuant to this Plan later than January 31, 2000, but options theretofore granted may extend beyond that date in accordance with their terms.

7.       Terms and Conditions of Options.

         Options granted hereunder shall be evidenced by a written notice from the Company to the participant evidencing the granting of an option hereunder, or shall be evidenced by an agreement in such form as the Committee shall from time to time require. Said notice or agreement shall refer to this Plan, and make acceptance thereof by a participant subject to the provisions hereof. Such option shall comply with and be subject to the following terms and conditions:

         (A) Number of Shares. Each option shall state the number of shares to which it pertains.

         (B) Option Price. Each option shall state the option price, which shall not be less than 100% of the fair market value of the shares of the Common Stock of the Company on the date of the granting of the option. During such time as the Common Stock is not listed upon an established stock exchange, the fair market value per share shall be the "last trade price" as reported by the National Association of Security Dealers, Inc. If the Common Stock is listed upon an established stock exchange or exchanges, such fair market value shall be deemed to be the highest closing price of the Common Stock on such stock exchange or exchanges on the date the option is granted, or if no sale of the Company's Common Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of such stock. Subject to the foregoing, the Committee in fixing the option price shall have full authority and discretion and be fully protected in doing so.

         (C)      Option Period and Exercise of Option.

                  (1) No option period shall exceed ten years, and except as otherwise provided on subdivisions (D) and (E) hereof, no option period shall be for less than one year.

                  (2) Any option granted under the Plan may be exercised by notifying the Company in writing of such exercise prior to the termination of such option. The option price for the number of shares of Common Stock for which the option is exercised shall become immediately due and payable; provided, however, that in lieu of cash an optionee may, with the approval of the Committee, exercise an option by tendering to the Company shares of the Common Stock of the Company owned by the optionee and with the certificates therefor registered in the optionee's name, having a fair market value equal to the cash exercise price of the shares being purchased.

                  (3) During the lifetime of the optionee, the option shall be exercisable only by the optionee and shall not be assignable or transferable, and no other person shall acquire any rights therein. Except as provided in Subdivisions (D) and (E) hereof, no option may be exercised at any time unless the holder thereof is then an employee of the Company or a subsidiary of the Company.

         (D) Termination of Employment Except Death. In the event an optionee shall cease to be employed by the Company or a related company for any reason other than death, then, and in that event, but subject to the condition that no option shall be exercisable after its expiration date, such optionee shall have the right to exercise the option at any time within three months after such termination of employment, to the extent the optionee's right to exercise same had accrued pursuant to Article 7(C) of the Plan and had not previously been exercised at the date of such termination. Whether authorized leaves of absence or absence because of military or governmental service shall constitute termination of employment, for the purpose of the Plan, shall be determined by the Committee, which determination shall be final and conclusive.

         (E) Death of Optionee and Transfer of Option. If any optionee shall die while in the employ of the Company or a related company, or within a period of three months after the termination of employment with the Company or related companies and shall not have fully exercised the option, said option may be exercised (subject to the condition that no option shall be exercisable after its expiration date), to the extent that the optionee's right to exercise such option had accrued pursuant to Article 7(C) of the Plan at the time of death and had not previously been exercised, at any time within one year after the optionee's death, by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance. No option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution.

         (F) 10 - Percent Shareholder Rule. Notwithstanding any other provision in the Plan, if at the time an Option is otherwise to be granted pursuant to the Plan, the optionee owns directly or indirectly (within the meaning of Section 424(d) of the Code) Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, if any (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee pursuant to the Plan shall satisfy the requirements of Section 422(c)(5) of the Code, and the option price shall be not less than 110% of the fair market value of the Common Stock of the Company on the date of grant, determined as described herein, and such option by its terms shall not be exercisable after the fifth anniversary of the date of grant.

         (G) Rights as a Shareholder. An optionee or a transferee of an option shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article 5 hereof.

         (H) Discontinuance and Amendment of the Plan. The Board of Directors may, from time to time, alter, amend, suspend, or discontinue the Plan with respect to any shares as to which options have not been granted, and, with the consent of the participant who is a party thereto, any option agreement may be modified or amended.

         Unless approved by the stockholders of the Company, no amendment to the Plan shall (a) increase the number of shares subject to the Plan subject to the provisions of paragraph 5 hereof, (b) extend the term of the Plan, (c) extend the term for which options may be granted beyond ten years, (d) reduce the option price at which options may be granted to less than 100% of fair market value at the date of grant, or (e) in any other fashion cause the options granted hereunder which are intended to be Incentive Stock Options, and which are designated as such by the form of agreement evidencing the granting of such option, to fail to qualify as an Incentive Stock Option within the meaning of
Section 422 of the Code.

         (I) Compliance with Laws Relating to Sale of Securities. Notwithstanding any other provisions contained herein, the Company shall have the right, in its exclusive discretion, to withhold the issuance of any certificates for shares of stock in respect of which any option has been exercised until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any national securities exchange on which the stock may then be listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been duly complied with. Pending the receipt of such opinion of counsel for the Company, the Company may issue certificates for such stock provided they contain a legend indicating that said stock represented thereby is not registered and may not be sold except in compliance with applicable law or the release of said restrictions by the Company, and, in such event, the Company shall have the right to instruct the transfer agent and registrar of its common shares to effect "stop-transfer" procedures with respect to such shares.

         Until the shares reserved for options are registered and/or listed, if required by law, the Committee may condition the delivery of any certificate for option shares upon the receipt of a written representation from the participant that at the time of exercising such option the participant intends to acquire the shares being purchased for investment and not for resale or further distribution.

         (J) Other Provisions. The option agreements authorized under the Plan shall contain such other provisions as the Committee shall deem advisable.

8.       Notification of Disposition.

         If an optionee shall dispose of any of the shares of Common Stock of the Company acquired pursuant to the exercise of an Incentive Stock Option issued pursuant to the Plan within two years from the date said option was granted or within one year after the transfer of any such shares to the optionee upon exercise of said option, then, in order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it under the circumstances, the optionee shall promptly notify the Company of the dates of acquisition and disposition of such shares, the number of shares so disposed of, and the consideration, if any, received for such shares.

         In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure (i) notice to the Company of any disposition of the common stock of the Company within the time periods described above and (ii) that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from the optionee.

9.       Reliance on Information.

         Each member of the Committee and the Board of Directors and each officer and employee of the Company shall be fully justified in relying or acting upon any information furnished in connection with the administration of the Plan, by any other person or persons. In no event shall any person who is or shall have been a member of the Committee or of the Board of Directors or an officer or employee of the Company, be liable for any determination made or other action taken or omission to act in reliance upon any such information or for any action (including the furnishing of information) taken or any failure to act, if in good faith.

10.      Application of Funds.

         The proceeds received by the Company from the sale of its Common Stock pursuant to options will be used for general corporate purposes.

11.      No Obligation to Exercise Option.

         The granting of an option hereunder shall impose no obligation upon the optionee to exercise such option, nor shall it be deemed to or construed to impose any obligation on the Company or any related company to retain the optionee in its employ for any period of time.

12.      Compliance with Section 16b-3.

         The Plan is  intended  to  comply  with all  applicable  conditions  of
Section 16b-3 or its successors,  all transactions  involving persons subject to
Section 16(b) of the Exchange Act ("Insider-Participants") are subject to such conditions regardless of whether the conditions are expressly set forth in the Plan and any provision of the Plan that is contrary to a condition of Section 16b-3 shall not apply to Insider-Participants.

------------------------

Original Plan - Approved by the Board on March 4, 1990
              - Approved by the Company's Stockholders on May 24, 1990

Plan Amendment(to increase shares available by 350,000 to 700,000)
              - Approved  by the  Board on March 1, 1993
              - Approved by the Company's Stockholders on May 20, 1993

Plan Amendment(to change administration of Plan to Compensation Committee of the
                Committee of the Board of Directors)
              - Approved by the Board on August 27, 1995

                                                                 EXHIBIT 10.2


                        NATIONAL COMPUTER SYSTEMS, INC.
                         1990 LONG-TERM INCENTIVE PLAN

1. Objectives of Plan.

         This 1990 Long-Term Incentive Plan (the "Plan") has been adopted by the Board of Directors of National Computer Systems, Inc., a Minnesota corporation (the "Company"), to promote the interests of the Company by enhancing its ability to attract, retain and motivate its key executive employees, and increase their identification with the interests of the Company's stockholders, through the granting of conditional cash bonuses and restricted stock awards as incentives based on financial performance of the Company.

2. Administration of Plan.

         (A) The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"); provided, however, that the Board shall have the power to override actions by the Committee. All actions of the Board with respect to the Plan shall be approved by the affirmative vote of directors constituting a majority of the members of the Board and all of whom are "disinterested persons" with respect to the Plan within the meaning of Rule 16b-3(d)(3) under the Securities Act of 1934 as presently in effect.

         (B) Subject to the other provisions of the Plan, the Committee shall have authority, in its discretion:

               (1) To construe and interpret the terms and provisions of the Plan and all conditional cash bonuses and restricted stock awards granted hereunder, and to determine the terms and provisions (and amendments thereof) of such awards (which need not be identical).

               (2) To determine the individuals to whom, and the time or times at which, conditional cash bonuses and restricted stock awards shall be granted, the amount of cash and the number of shares to be the subject of each award, and the conditions and restrictions under which each award is granted.

               (3) To adopt, amend and rescind rules and regulations relating to administration of the Plan and make all determinations necessary or advisable for the administration of the Plan, which shall be binding and conclusive on all participants in the Plan and on their legal representatives and beneficiaries.


3. Participants.

         Awards may be granted under the Plan to such key full-time executives and members of the corporate staff of the Company as shall be determined from time to time by the Committee. In determining the persons to whom conditional cash bonuses and restricted stock awards shall be granted and the amount of such cash bonuses and the number of shares to be the subject of such awards, the Committee may take into account the nature of services rendered by the proposed grantees, their past, present and potential contributions to the success of the Company, and such other factors as the Committee in its discretion shall deem relevant. A person who has been granted a conditional cash bonus or a restricted stock award under this Plan may be granted additional awards under the Plan if the Committee shall so determine.

4. Number of Shares Available for Options.

         Under this Plan, restricted stock awards may be granted for shares of the Company's common stock, $.03 par value (the "Common Stock"). The Common Stock subject to such awards shall be either authorized but unissued shares or shares reacquired by the Company. Subject to the provisions of Section 5 hereof, the number of shares of Common Stock that may be made the subject of restricted stock awards hereunder shall not exceed the aggregate of 250,000 shares. In the event that any outstanding restricted stock award under the Plan for any reason expires or is terminated unexercised, the Common Stock allocable to the unexercised portion of such award may again be subject to an award granted under the Plan.

5. Adjustments.

         If there shall be any change in the Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the capitalization or corporate structure of the Company, the Committee shall make appropriate adjustments in the Plan and any restricted stock awards outstanding under the Plan. Such adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan and such changes in the number of shares subject to awards hereunder as are necessary in order to prevent dilution or enlargement of the rights of the grantees of such awards.

6. Term of Plan.

         No conditional cash bonuses or restricted stock awards shall be granted pursuant to this Plan later than January 31, 2000, but the vesting of conditional cash bonuses and the terms of restricted stock awards theretofore granted may extend beyond such date in accordance with their terms.

7. Terms and Conditions of Awards.

         Conditional cash bonuses and restricted stock awards granted hereunder shall be evidenced by a written notice from the Company to the participant evidencing the granting of a conditional cash bonus, or restricted stock award hereunder, or shall be evidenced by an agreement in such form as the Committee shall from time to time require. Said notice or agreement shall refer to this Plan, and make acceptance thereof by a participant subject to the provisions hereof. Such awards shall comply with and be subject to the following terms and conditions:

         (A) Each conditional cash bonus and restricted stock award granted under the Plan (1) shall be for an amount of cash or a number of shares of Common Stock determined by the Committee, and (2) shall require the grantee to remain in the continuous employment of the Company for a restricted period determined by the Committee in order for the conditions and restrictions relating to such award set forth in subsection (B) below to lapse. The conditional or restricted period need not be the same for all awards, and the conditions or restrictions shall lapse with respect to such awards as determined by the Committee. The Committee, in its discretion, shall also establish performance or other conditions that must be satisfied in order for the restrictions set forth in subsection (B) to lapse. In addition, the Committee, in its discretion, may waive all or part of the restrictions applicable to any or all outstanding awards, whether or not a restricted period has expired or other specified conditions have been met.

         (B) At the time of a restricted stock award, a certificate representing the number of shares of Common Shares awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The grantee shall have all rights of a shareholder with respect to such Common Stock, including the right to receive dividends and the right to vote such shares, subject to the following restrictions: (1) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the restricted stock award agreement with respect to such Common Stock,
(2) none of such Common Stock may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions, and (3) except as otherwise determined by the Committee, all of the shares of such Common Stock shall be forfeited and all rights of the grantee to such Common Stock shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such shares were granted and unless any other restrictive conditions relating to the restricted stock award are met. Any other property (except for cash dividends) distributed with respect to the Common Stock subject to restricted stock awards hereunder shall be subject to the same restrictions, terms and conditions as such restricted Common Stock.

         (C) At the end of the restricted period and provided that any other restrictive conditions of a restricted stock award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the agreement relating to the restricted stock award or in the Plan shall lapse as to the restricted Common Stock subject thereto, and subject to the provisions of
Section 9 hereof, a stock certificate for the appropriate number of Common Shares, free of the restrictions and the restricted stock legend, shall be delivered to the grantee (or, if determined by the Committee, his beneficiary or estate).


8. Discontinuance and Amendment of the Plan.

         The Committee may, from time to time, alter, amend, suspend or discontinue the Plan with respect to any shares of Common Stock as to which restricted stock awards have not been granted, and, with the consent of the participant who is a party thereto, any option agreement may be modified or amended; provided, however, that unless approved by the stockholders of the Company, no amendment to the Plan shall (a) increase the number of shares subject to the Plan, or (b) extend the term during which awards may be granted hereunder beyond January 31, 2000.

9. Compliance with Laws Relating to Sale of Securities.

          Notwithstanding any other provisions contained herein, the Company shall have the right, in its exclusive discretion, to withhold the issuance of any certificates for shares of Common Stock in respect of which any award has been granted hereunder until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any national securities exchange on which the Common Stock may then be listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been duly complied with. Pending the receipt of such opinion of counsel for the Company, the Company may issue certificates for such Common Stock provided they contain a legend indicating that said Common Stock represented thereby is not registered and may not be sold except in compliance with applicable law or the release of said restrictions by the Company, and, in such event, the Company shall have the right to instruct the transfer agent and registrar of its Common Stock to effect "stop-transfer" procedures with respect to such shares. Until the shares of Common Stock that are the subject of restricted stock awards granted hereunder are registered and listed, if applicable and if required by law, the Committee may condition the delivery of any certificate for such shares upon the receipt of a written representation from the grantee that at the time of exercising such option the grantee intends to acquire the shares being purchased for investment and not for resale or further distribution.

10. Reliance on Information.

         Each member of the Committee and the Board and each officer and employee of the Company shall be fully justified in relying or acting upon any information furnished in connection with the administration of the Plan by any other person or persons. In no event shall any person who is or shall have been a member of the Committee or the Board or an officer or employee of the Company, be liable for any determination made or other action taken or omission to act in reliance upon any such information or for any action (including the furnishing of information) taken or any failure to act, if in good faith.

11. No Employment Rights.

         Nothing in the Plan or in any agreement thereunder shall confer on any employee any right to continue in the employ of the Company or any of its subsidiaries or affect, in any way, the right of the Company or any of its subsidiaries to terminate his employment at any time.

12. Income Tax Withholding; Tax Offset Bonuses

         In order to comply with all applicable federal, state and local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state and local withholding taxes due as a result of the receipt or acquisition by a grantee of a cash payment or of Common Stock pursuant to the Plan, which taxes are the sole and absolute responsibility of such grantee, are withheld or collected from such grantee. In order to assist a grantee in paying all federal, state and local taxes to be withheld or collected upon the payment of a cash bonus or the grant of a restricted stock award or the lapse of restrictions relating to such an award hereunder, the Committee, in its sole discretion and subject to such rules as it may adopt, may permit the optionee or grantee to satisfy such tax obligation, in whole or in part, by (1) electing to have the Company withhold shares of Common Stock otherwise to be delivered to such grantee with a fair market value equal to the amount of such tax obligation, or (2) electing to surrender to the Company previously owned Common Stock with a fair market value equal to the amount of such tax obligation.

---------------------
Original Plan - Approved by the Board on March 4, 1990
              - Approved by the Company's Stockholders on May 24, 1990

                                                                 EXHIBIT 10.3


                        NATIONAL COMPUTER SYSTEMS, INC.
                        1995 EMPLOYEE STOCK OPTION PLAN
                              (As Amended in 1995)

1.     Objectives of Plan.

       This 1995 Employee Stock Option Plan (the "Plan") has been adopted by the Board of Directors of National Computer Systems, Inc., a Minnesota corporation (herein called the "Company"), to secure the advantages of stock ownership on the part of its present and future key employees, including salaried officers and directors, and including salaried officers and directors of any one or more subsidiary corporations wholly owned by it (herein called "related companies"), to provide incentives for such individuals to remain with the Company or related companies and to devote their energies to strengthen and maintain the continued success of the Company through stock ownership. Options granted under this Plan may be either incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not qualify as Incentive Stock Options.

2.     Administration of Plan.

       (A) The Plan shall be administered by the Compensation Committee ,(the "Committee") of the Board of Directors of the Company (the "Board"). The Committee shall be composed of not less than such number of directors as shall be required to permit the Plan to qualify under Section 16b-3 ("Section 16b-3") under the Securities Exchange Act of 1934, as amended (The "Exchange Act"). Each member of the Committee shall be a "disinterested person" with respect to the Plan within the meaning of Section 16b-3 and shall be an "outside director" within the meaning of Section 162(m) of the Code.

       (B) Subject to the provisions of the Plan, the Committee shall have authority, in its discretion:

              (1) To construe and interpret the Plan and all options granted hereunder, and to determine the terms and provisions (and amendments thereof) of the options granted under the Plan (which need not be identical).

              (2) To determine individuals to whom and the time or times at which options shall be granted, the number of shares to be subject to each option, the option price, and the duration of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan.

              (3) To adopt, amend and rescind rules and regulations relating to administration of the Plan and make all determinations necessary or advisable for the administration of the Plan, which shall be binding and conclusive on all participants in the Plan and on their legal representatives and beneficiaries.

              (4) To accelerate the time at which all or any part of an option may be exercised.

              (5) To determine which options (that are not Incentive Stock Options), whether granted before or after the date of adoption of this Plan or any amendments to this Plan, shall be deemed to be stock options governed by and subject to the terms and conditions of this Plan.

3.     Participants.

       Options may be granted under the Plan to such key full or part time executive, administrative, supervisory, technical, or professional employees (including salaried officers and directors) of the Company, or of subsidiaries of the Company, including subsidiaries which become such after adoption of the Plan, in such amounts as shall be determined from time to time by the Committee.

       In determining the persons to whom options shall be granted and the number of shares subject to each option, the Committee may take into account the nature of services rendered by the proposed grantees, their past, present and potential contributions to the success of the Company, and such other factors as the Committee in its discretion shall deem relevant. A person who has been granted an option under this Plan may be granted an additional option or options under the Plan if the Committee shall so determine; provided, however, that to the extent that the aggregate fair market value, determined at the time an Incentive Stock Option is granted, of the stock with respect to which all Incentive Stock Options owned by a Participant are exercisable for the first time by such optionee during any calendar year under all plans of the employer corporation and its parent and subsidiary corporations exceeds $100,000, such options shall be treated as options that do not qualify as Incentive Stock Options. No person may be granted options under the Plan for more than 100,000 shares in the aggregate in any calendar year.

4.     Number of Shares Available for Options.

       Under this Plan, options may be granted for shares of the Company's Common Stock, $.03 per value. The Common Stock subject to options shall be either authorized but unissued shares or shares reacquired by the Company. Subject to the provisions of paragraph 5 hereof, the number of shares of Common Stock that may be made the subject of options shall not exceed the aggregate of 350,000 shares. In the event that any outstanding option under the Plan for any reason expires or is terminated unexercised, the common shares allocable to the unexercised portion of such option may again be subject to an option under the Plan.


5.     Adjustments.

       If there shall be any change in the Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the capitalization or corporate structure of the Company, the Committee shall make appropriate adjustments in the Plan and any options outstanding under the Plan. Such adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan and such changes in the number of shares and the price per share subject to outstanding options as are necessary in order to prevent dilution or enlargement of option rights.

6.     Term of Plan.

       No option shall be granted pursuant to this Plan later than January 31, 2005, but options theretofore granted may extend beyond that date in accordance with their terms.

7.     Terms and Conditions of Options.

       Options granted hereunder shall be evidenced by a written notice from the Company to the participant evidencing the granting of an option hereunder, or shall be evidenced by an agreement in such form as the Committee shall from time to time require. Said notice or agreement shall refer to this Plan, and make acceptance thereof by a participant subject to the provisions hereof. Such option shall comply with and be subject to the following terms and conditions:

       (A) Number of Shares. Each option shall state the number of shares to which it pertains.

       (B) Option Price. Each option shall state the option price, which shall not be less than 100% of the fair market value of the shares of the Common Stock of the Company on the date of the granting of the option. During such time as the Common Stock is not listed upon an established stock exchange, the fair market value per share shall be the "last trade price" as reported by the National Association of Security Dealers, Inc. If the Common Stock is listed upon an established stock exchange or exchanges, such fair market value shall be deemed to be the highest closing price of the Common Stock on such stock exchange or exchanges on the date the option is granted, or, if no sale of the Company's Common Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of such stock. Subject to the foregoing, the Committee in fixing the option price shall have full authority and discretion and be fully protected in doing so.

       (C)    Option Period and Exercise of Option.

              (1) No option period shall exceed ten years, and except as otherwise provided on subdivisions (D) and (E) hereof, no option period shall be for less than one year.

              (2) Any option granted under the Plan may be exercised by notifying the Company in writing of such exercise prior to the termination of such option. The option price for the number of shares of Common Stock for which the option is exercised shall become immediately due and payable; provided, however, that in lieu of cash an optionee may, with the approval of the Committee, exercise an option by tendering to the Company shares of the Common Stock of the Company owned by the optionee and with the certificates therefor registered in the optionee's name, having a fair market value equal to the cash exercise price of the shares being purchased.

              (3) During the lifetime of the optionee, the option shall be exercisable only by the optionee and shall not be assignable or transferable, and no other person shall acquire any rights therein. Except as provided in Subdivisions (D) and
                    (E) hereof, no option may be exercised at any time unless the holder thereof is then an employee of the Company or a subsidiary of the Company.

       (D) Termination of Employment Except Death. In the event an optionee shall cease to be employed by the Company or a related company for any reason other than death, then, and in that event, but subject to the condition that no option shall be exercisable after its expiration date, such optionee shall have the right to exercise the option at any time within three months after such termination of employment, to the extent the optionee's right to exercise same had accrued pursuant to Article 7(C) of the Plan and had not previously been exercised at the date of such termination. Whether authorized leaves of absence or absence because of military or governmental service shall constitute termination of employment, for the purpose of the Plan, shall be determined by the Committee, which determination shall be final and conclusive.

       (E) Death of Optionee and Transfer of Option. If any optionee shall die while in the employ of the Company or a related company, or within a period of three months after the termination of employment with the Company or related companies and shall not have fully exercised the option, said option may be exercised (subject to the condition that no option shall be exercisable after its expiration date), to the extent that the optionee's right to exercise such option had accrued pursuant to Article 7(C) of the Plan at the time of death and had not previously been exercised, at any time within one year after the optionee's death, by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance. No option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution.

       (F) 10 - Percent Shareholder Rule. Notwithstanding any other provision in the Plan, if at the time an Option is otherwise to be granted pursuant to the Plan, the optionee owns directly or indirectly (within the meaning of Section 424 (d) of the Code) Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, if any (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee pursuant to the Plan shall satisfy the requirements of Section 422(c)(5) of the Code, and the option price shall be not less than 110% of the fair market value of the Common Stock of the Company on the date of grant, determined as described herein, and such option by its terms shall not be exercisable after the fifth anniversary of the date of grant.

       (G) Rights as a Shareholder. An optionee or a transferee of an option shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article 5 hereof.

       (H) Discontinuance and Amendment of the Plan. The Board of Directors may, from time to time, alter, amend, suspend, or discontinue the Plan with respect to any shares as to which options have not been granted, and, with the consent of the participant who is a party thereto, any option agreement may be modified or amended.

              Unless approved by the stockholders of the Company, no amendment to the Plan shall (a) increase the number of shares subject to the Plan subject to the provisions of paragraph 5 hereof, (b) extend the term of the Plan, (c) extend the term for which options may be granted beyond ten years, (d) reduce the option price at which options may be granted to less than 100% of fair market value at the date of grant, or (e) in any other fashion cause the options granted hereunder which are intended to be Incentive Stock Options, and which are designated as such by the form of agreement evidencing the granting of such option, to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

       (I) Compliance with Laws Relating to Sale of Securities. Notwithstanding any other provisions contained herein, the Company shall have the right, in its exclusive discretion, to withhold the issuance of any certificates for shares of stock in respect of which any option has been exercised until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any national securities exchange on which the stock may then be listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been duly complied with. Pending the receipt of such opinion of counsel for the Company, the Company may issue certificates for such stock provided they contain a legend indicating that said stock represented thereby is not registered and may not be sold except in compliance with applicable law or the release of said restrictions by the Company, and, in such event, the Company shall have the right to instruct the transfer agent and registrar of its common shares to effect "stop-transfer" procedures with respect to such shares.

              Until the shares reserved for options are registered and/or listed, if required by law, the Committee may condition the delivery of any certificate for option shares upon the receipt of a written representation from the participant that at the time of exercising such option the participant intends to acquire the shares being purchased for investment and not for resale or further distribution.

       (J) Other Provisions. The option agreements authorized under the Plan shall contain such other provisions as the Committee shall deem advisable.

8.     Notification of Disposition.

       If an optionee shall dispose of any of the shares of Common Stock of the Company acquired pursuant to the exercise of an Incentive Stock Option issued pursuant to the Plan within two years from the date said option was granted or within one year after the transfer of any such shares to the optionee upon exercise of said option, then, in order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it under the circumstances, the optionee shall promptly notify the Company of the dates of acquisition and disposition of such shares, the number of shares so disposed of, and the consideration, if any, received for such shares.

       In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure (i) notice to the Company of any disposition of the common stock of the Company within the time periods described above and (ii) that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from the optionee.

9.     Reliance on Information.

       Each member of the Committee and the Board of Directors and each officer and employee of the Company shall be fully justified in relying or acting upon any information furnished in connection with the administration of the Plan by any other person or persons. In no event shall any person who is or shall have been a member of the Committee or of the Board of Directors or an officer or employee of the Company, be liable for any determination made or other action taken or omission to act in reliance upon any such information or for any action (including the furnishing of information) taken or any failure to act, if in good faith.

10.    Application of Funds.

       The proceeds received by the Company from the sale of its Common Stock pursuant to options will be used for general corporate purposes.

11.    No Obligation to Exercise Option.

       The granting of an option hereunder shall impose no obligation upon the optionee to exercise such option, nor shall it be deemed to or construed to impose any obligation on the Company or any related company to retain the optionee in its employ for any period of time.

12.    Compliance with Section 16b-3.

       The Plan is intended to comply with all applicable conditions of Section 16b-3 or its successors, all transactions involving persons subject to
       Section 16(b) of the Exchange Act ("Insider-Participants") are subject to such conditions regardless of whether the conditions are expressly set forth in the Plan and any provision of the Plan that is contrary to the condition of Section 16b-3 shall not apply to InsiderParticipants.


---------------------------

Original Plan  - Approved by the Board on March 6, 1995.
               - Approved by the Company's Stockholders on May 25, 1995.

Plan Amendment - Approved by the Board on August 27, 1995.